UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

AVEXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37693	90-1038273
(Commission File No.)	(IRS Employer Identification No.)

2275 Half Day Rd, Suite 200
Bannockburn, Illinois 60015
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (847) 572-8280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Resignations of Jonathan Leff and Carole Nuechterlein

On April 13, 2017, Jonathan Leff and Carole Nuechterlein each provided notice to the board of directors (the “Board”) of AveXis, Inc. (the “Company”) of their decision to not stand for re-election as Class I directors at the Company’s 2017 annual meeting of stockholders (the “Annual Meeting”). Both Mr. Leff and Ms. Nuechterlein have served as valued members of the Board since October 2014.  Mr. Leff currently serves as the chairman of the Nominating and Corporate Governance Committee, and Ms. Nuechterlein currently serves on the Compensation Committee and the Nominating and Corporate Governance Committee.  Neither Mr. Leff’s nor Ms. Nuechterlein’s decision not to stand for re-election was the result of any disagreement with the Company but rather is in accordance with the governance guidelines of their respective employers. The Company thanks Mr. Leff and Ms. Nuechterlein for their many contributions to the Company.

In connection with Mr. Leff’s and Ms. Nuechterlein’s decisions to not stand for re-election as Class I directors, the Board determined that it was in the best interests of the Company to reconstitute the Board such that each class of the Board consists, as nearly as possible, of one-third of the total number of directors. For that purpose, the Board has nominated Paul B. Manning and Sean P. Nolan, who are currently Class II directors of the Company, to stand for election at the Annual Meeting to serve as Class I directors of the Company. Effective immediately prior to the conclusion of, and contingent upon his election as a Class I director at, the Annual Meeting, the Company expects that each of Messrs. Manning and Nolan will resign as a Class II director of the Company.  Messrs. Manning’s and Nolan’s terms as Class II directors were scheduled to expire at the 2018 annual meeting of stockholders.  Mr. Manning will continue to serve as a member of the Audit Committee.  Also effective immediately prior to the conclusion of the Annual Meeting, the Company expects that Bong Koh will resign as a Class I director of the Company.  Upon his resignation, the Board intends to appoint Dr. Koh as a Class II director of the Company to serve until the 2018 annual meeting of stockholders.  Dr. Koh’s term as a Class I director was scheduled to expire at the Annual Meeting.  Dr. Koh will continue to serve as a member of the Nominating and Corporate Governance Committee.

Additional information about each of Messrs. Manning and Nolan and Dr. Koh is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 19, 2017. As non-employee directors, Mr. Manning and Dr. Koh will continue to be compensated in accordance with the Company’s non-employee director compensation policy, as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 19, 2017.  As an employee director, Mr. Nolan does not receive compensation for his service on the Board.

Appointment of Joao Siffert

On April 13, 2017, the Board appointed Joao Siffert to serve as a director of the Company, effective upon the completion of the Annual Meeting.  Dr. Siffert will serve as a Class II director whose term will expire at the 2018 annual meeting of stockholders, and he will serve as a member of the Compensation Committee and Nominating and Corporate Governance Committee.

There is no arrangement or understanding between Dr. Siffert and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Dr. Siffert and any of the Company’s other directors or executive officers.  The Company is not aware of any transaction involving Dr. Siffert requiring disclosure under Item 404(a) of Regulation S-K. Additional information about Dr. Siffert is set forth below:

Joao Siffert, age 53, has served as the chief medical officer and head of development at Nestlé Health Science S.A. since May 2016.  Previously, Dr. Siffert was executive vice president, research & development and chief medical officer of Avanir Pharmaceuticals, Inc., a position he held from March 2015 to April 2016.  Prior to that, he served in various roles at Avanir, including as senior vice president, research and development and chief medical officer from February 2014 to March 2015 and senior vice president, research and development and chief science officer from August 2011 to February 2014.  Dr. Siffert completed residencies in pediatrics at New York University School of Medicine and in neurology at Harvard Medical School. Dr. Siffert was certified by the American Board of Neurology and Psychiatry in 1996. He holds an M.D. degree from the University of São Paulo School of Medicine as well as an M.B.A. degree from Columbia University Business School.  Our Board of Directors believes that Dr. Siffert should serve as a director based on his experience in central nervous system drug development and regulatory expertise in both the United States and Europe, as well as his experience working with global health care companies.

In accordance with the Company’s non-employee director compensation policy, upon commencement of his service as a director, Dr. Siffert will be granted an initial option grant to purchase shares of the Company’s common stock with an aggregate Black-Scholes option value of $270,000, which will vest with respect to one-third of the shares on the one year anniversary of the date of grant and in equal monthly installments thereafter for the remaining two years, subject to Dr. Siffert’s continuous service through such vesting date.  Following the Annual Meeting, and at each annual meeting of stockholders following which Dr. Siffert will continue service as a director, Dr. Siffert will also be entitled to receive an additional option grant to purchase shares of the Company’s common stock with an aggregate Black-Scholes option value of $125,000, which will vest in equal monthly installments over the 12 months following the date of grant, subject to Dr. Siffert’s continuous service through such vesting date.  Additionally, Dr. Siffert will be entitled to receive a $40,000 annual retainer, $6,000 for service on the Compensation Committee and $4,500 for service on the Nominating and Corporate Governance Committee, payable quarterly in advance, for his service.  Dr. Siffert has also entered into the Company’s standard form of indemnification agreement.

Constitution of Board of Directors Following 2017 Annual Meeting of Stockholders

As a result of the above actions, and contingent upon the elections of Messrs. Manning and Nolan as Class I directors at the Annual Meeting, following the completion of the Annual Meeting, the Board will be comprised of eight directors, and the director classes and committee composition will be as follows:

Class II Directors (term expiring at the 2018 annual meeting of stockholders)

•                  Brian Kaspar

•                  Bong Koh

•                  Joao Siffert

Class III Directors (term expiring at 2019 annual meeting of stockholders)

•                  Daniel G. Welch

•                  Terrence C. Kearney

•                  Frank Verwiel

Class I Directors (term expiring at 2020 annual meeting of stockholders)

•                  Paul B. Manning

•                  Sean P. Nolan

Audit Committee

•                  Terrence C. Kearney (Chairman)

•                  Paul B. Manning

•                  Frank Verwiel

Compensation Committee

•                  Frank Verwiel (Chairman)

•                  Terrence C. Kearney

•                  Joao Siffert

Nominating and Corporate Governance Committee

•                  Daniel G. Welch (Chairman)

•                  Bong Koh

•                  Joao Siffert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2017	AVEXIS, INC.

	By:	/s/ Sean P. Nolan
Sean P. Nolan
President and Chief Executive Officer